SA FUNDS – INVESTMENT TRUST

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

Supplement, dated September 26, 2008, to the

Prospectus, dated October 29, 2007

This Supplement updates information in the Prospectus of the SA Funds – Investment Trust (the

“Trust”) dated October 29, 2007.

The SA Funds’ adviser, LWI Financial Inc. (the “Adviser”), and distributor, Loring Ward Securities Inc. (the “Distributor”), are currently wholly-owned, indirect subsidiaries of Loring Ward International Ltd. (“Loring Ward”). On or about July 30, 2008, Loring Ward entered into an agreement pursuant to which Werba Reinhard Holdings Ltd., a wholly-owned subsidiary of Werba Reinhard, Inc. (“WRI”), will acquire all of the outstanding shares of Loring Ward (the “Transaction”). The parties to the agreement anticipate that the Transaction will be completed no later than October 31, 2008. If the Transaction is completed, the Adviser and the Distributor will then be wholly-owned, indirect subsidiaries of WRI.